UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2005

SEAGATE TECHNOLOGY

(Exact name of registrant as specified in its charter)

Cayman Islands	001-31560	98-0355609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands	Not Applicable
(Address of principal executive offices)	(Zip Code)

(345) 949-8066

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 18, 2005, we issued a press release to report our financial results for the fiscal quarter ended September 30, 2005. A copy of that press release was attached as Exhibit 99.1 to our Current Report on Form 8-K, filed with the SEC on October 18, 2005. The information contained in that Current Report on Form 8-K and the attached press release was “furnished” but not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

In order to be able to incorporate a portion of that information in our filings made pursuant to the Securities Act of 1933, as amended, we are filing a portion of the information contained in the October 18, 2005 Current Report on Form 8-K and attached press release.

The information contained in this Current Report on Form 8-K and the attached announcement shall be considered to be “filed” and not “furnished” for purposes of Section 18 of the Securities Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Announcement, dated October 18, 2005, of Seagate Technology

The information contained in this Current Report on Form 8-K and the attached announcement shall be considered to be “filed” and not “furnished” for purposes of Section 18 of the Securities Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2005	SEAGATE TECHNOLOGY

	By:	/s/ WILLIAM L. HUDSON
	Name:	William L. Hudson
	Title:	Executive Vice President, General Counsel and Secretary